

# MOLECULIN









November 13, 2023

## Q3 2023 Financial Results and Pipeline Update







# Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Our potential to sustain our relationship with MD Anderson revolves around the continued collaboration and capitalizing on intellectual property resulting from sponsored research. The feasibility and promptness of our clinical trials are influenced by regulatory stipulations from entities like the US Food & Drug Administration and their global counterparts. The implications of global events, such as the conflict in Ukraine, the COVID-19 pandemic, and prevalent supply chain challenges, play a role in our forward-looking statements. Additionally, our ongoing need for financing, fueling our clinical trial and product development initiatives, securing regulatory approvals in essential markets, and sourcing cost-effective drug solutions are core to our forward-looking statements. Furthermore, our commitments concerning intellectual property licenses, the potential efficacy of our drug candidates, market reception, potential product liabilities, and the emerging competitive landscape are also fundamental to our forward-looking statements. Our dependencies on third-party manufacturers, strategies for establishing business collaborations, the defense of our intellectual property rights, our plans for fostering company growth, and the imperative to retain key executive personnel also guide our projections. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this presentation may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Data related to currently active trials of Moleculin, such as MB-106 & MB-107, are preliminary and subject to change until a final Clinical Study Report is published.



Walter V. Klemp

Founder, President, CEO and Chairman

# MOLECULIN

## Core Management Belief…

The most important first line tool for AML and Advanced STS is an anthracycline.

We are making this tool available to an otherwise inaccessible class of patients.

# We Are Advancing

A growing pipeline of clinical programs to treat highly resistant cancers and viruses.

## Annamycin

Lead program, next-generation non-cardiotoxic anthracycline with notable signs of efficacy in AML and STS

## Pipeline Expansion

Opportunities for additional high-value oncology indications

## Global Expert Network & Strategic Partnerships

Preeminent global collaborators across preclinical and clinical programs

## Efficient Capital Structure

Capital to fund operations into the third quarter of 2024, leveraging externally funded trials

# Priority Drug Candidate Development Pipeline

| PROGRAM | INDICATION | PRECLINICAL | PHASE 1 | PHASE 2 | |
|---|---|---|---|---|---|
| Annamycin | Acute Myeloid Leukemia | Internally Funded "5+3" Phase 1B/2 | | | Orphan Drug Designation in AML & STS<br>Fast Track Status in AML & STS<br>Potential for additional indications<br>Unique, patent-pending liposomal formulation for Annamycin |
| | Soft Tissue Sarcoma Lung Metastases | Two Trials – Monthly and Weekly Dosing P1B/2 | | | |
| WP1066 | Pediatric Brain Tumors, Including DPIG | | | | Builds upon two Phase 1 brain tumor studies (one adult and one pediatric) |
| WP1122 | GBM, Other Tumors | | | | RP2D set. In discussions with two academic institutions for Phase 2 development |

MOLECULIN

## Traditional Anthracycline Cardiotoxicity Creates Significant Need for

# Next-Generation Anthracyclines

### Cardiotoxicity Limits

Application, Number of Treatments, and Efficacy

## Limitations of Current Anthracyclines

**Increased Risk for Relapsed or Refractory Disease**
specifically in AML

**Limited Response**
and high refractory and relapse rates in STS Lung Metastases

**Unfit for Elderly Adults**
because of cardiotoxicity

**Restricted Use in Other Patients**
with specific co-morbidities

MOLECULIN

# Traditional Anthracycline Cardiotoxicity Accumulates Over Time and Limits Efficacy

**Estimated Cumulative Percentage of Patients with On Study Cardiac Events, by Cumulative Dose**


mg/m²
850
550
300
100
100.0%
65.4%
16.2%
0.5%
FDA-recommended lifetime Cumulative Dose Limit of doxorubicin hydrochloride/m² body surface area.
0%
20%
40%
60%
80%
100%

**Dose-Related Risk of Doxorubicin-Induced Congestive Heart Failure (CHF); Patients with CHF by Cumulative Dose**


mg/m2
600
450
300
150
8.25%
3.75%
1.80%
0.50%
0%
2%
4%
6%
8%
10%

Source Current Cardiology Review, Anthracycline Cardiotoxicity: Prevalence, Pathogenesis and Treatment, Maria Volkova and Raymond Russell III. Referenced from Cancer. 2003 Jun 1;97(11):2869-79. "Congestive heart failure in patients treated with doxorubicin: a retrospective analysis of three trials". Swain SM, Whaley FS, Ewer MS., PMID: 12767102

MOLECULIN

# AML and STS Lung Metastases Opportunity for Safer Anthracycline

**More than half of patients newly diagnosed with AML cannot receive the recommended initial intensive chemotherapy due to older age or poor health.[1]**

| AML | |
|---|---|
| ~160,000 Cases Worldwide[3] | ~20,000 Newly Diagnosed Annually (U.S.)[3] |

**5-Year Survival Rate**


29%

**Significant unmet need for more effective and tolerable therapies in the elderly and relapse/refractory setting**

**The prognosis for patients with advanced or metastatic STS is poor, with an estimated median survival of 12 to 15 months.[2]**

| STS Lung Metastases | |
|---|---|
| ~130,000 Cases Worldwide[4] | ~13,000 Newly Diagnosed Annually (U.S.)[3] |

**5-Year Survival Rate**


15%

**Frail and elderly patients not eligible for aggressive chemotherapies due to cardiotoxicity**

Dose-related, Cardiotoxicity of Anthracycline and Other Chemotherapies Limit Potential Therapeutic Benefit in AML and STS Metastases

1: Cite for AML quote is : https://www.futuremedicine.com/doi/10.2217/fon-2022-1286#:~:text=However%2C%20more%20than%20half%20of,is%20key%20for%20such%20people; 2: https://ascopubs.org/doi/10.1200/jco.2015.62.4734; 3: Villatoro A, (2020) Leukemia Stem Cell Release From the Stem Cell Niche to Treat Acute Myeloid Leukemia. Front. Cell Dev. Biol. 8:607. doi: 10.3389/fcell.2020.00607; 4: Glabbeke M V, et al. Prognostic Factors for the Outcome of Chemotherapy in Advanced Soft Tissue Sarcoma: An Analysis of 2,185 Patients Treated With Anthracycline-Containing First-Line Regimens—A European Organization for Research and Treatment of Cancer Soft Tissue and Bone Sarcoma Group Study. Journal of Clinical Oncology, Vol 17, No 1 (January), 1999: pp 150-157.

MOLECULIN

# Limitation for Current Standards of Care (SOC)

| First Line Therapy in AML and STS Indications is Doxorubicin | |
|---|---|
| *AML: Ven+Aza CR of 30-40%* | *STS: ~50% PFS 3 Months 2nd/3rd Line* |

**Elderly and Unfit**

**Complete Response Rate of Venclexta (SOC) in AML**


VENCLEXTA FDA Approval Trial
Percent CR
60%
50%
40%
30%
20%
10%
0%
Ven+Aza
N=67
Ven+AraC
N=61
Ven+Dec
N=13

Standard-of-care therapies remain limited for unfit and elderly patients due to cardiotoxicity.

**2nd and 3rd Line**

**Progression Free Survival with SOC in STS**


Dacarbazine
Trabectedin
Censored in dacarbazine group
Censored in trabectedin group
Progression-Free Survival (%)
100
80
60
40
20
0
3
6
9
12
15
18
21
Time (months)
No. at risk
Dacarbazine 173 35 10 2 1 0
Trabectedin 345 133 71 29 10 5 1 0

Source: https://ascopubs.org/doi/10.1200/jco.2015.62.4734 and management estimates

MOLECULIN

# Annamycin: The Next Generation Anthracycline Chemotherapy


OH
O
CH₂OH
OH
HO
CH₃
I

Annamycin

Annamycin is a next-generation, non-cardiotoxic anthracycline demonstrating both safety and promising early activity across multiple clinical studies for AML and STS lung metastases

## Clinical Highlights

- AML
  - Phase 1B complete
  - Phase 2 started
- STS
  - Phase 1 complete; RP2D set
  - P2 treatment concluded
  - Potential investigator-led trials

## Strong IP/Patent Protection

- US Orphan Drug Designation for AML and STS
- Formulation Patent 2023 – 2040
- Reconstitution Patent 2023 – 2040

## Potential for additional indications

# Advantages of Annamycin Over Traditional Anthracyclines

**Wider therapeutic window** enabling higher doses to be delivered safely

**Hair loss incidence <** 65%-92% with doxorubicin

Potential to **overcome multi-drug resistance**

## 100% Non-Cardiotoxic[1]

**Validation Methods**

LVEF Evaluation

ECHO Strain Evaluation by Central Lab

Highly Sensitive Cardiac Biomarkers of Troponin

Assessments from Independent Expert Cardio-oncologist

1: Based on clinical trial results to date in 66 patients

# The Full Annamycin Opportunity

## Potential for Significant Upside



13,500
STS Lung Metastases
20,000
Acute Myeloid Leukemia
Initial Annamycin Target Indications
TOTAL INCIDENCE
~33.5K
Clinical Validation Potentially Unlocks Exponential Growth Opportunity
41K
TNBC Lung
60K
Pancreatic Liver
67K
RCC Lung
67K
Endometrial Lung
104K
Colorectal Liver
104K
Colorectal Lung
Potential Annamycin Expansion Indications
TOTAL INCIDENCE
~478K
20K
Acute Myeloid Leukemia
13K
STS Lung
1K
Osteosarcoma Lung
Management estimates

*Per management's estimates

MOLECULIN

# Global
## Network

- All technology licensed from MD Anderson Cancer Center (MDACC)
- Supports continuing preclinical research on our technology at MDACC close to $1M per year
- Supports preclinical research at UTMB
- Past & current externally funded trials – MD Anderson Cancer Center; Emory University, Aflac Cancer & Blood Disorders Center, Children's Healthcare of Atlanta; Madame Curie Institute (Poland), and others in discussion

# Preclinical Data Driving Annamycin Clinical Direction

## AML[1]

**Preclinical Study at MD Anderson Demonstrated 68% Improvement in Overall Survival with Annamycin+ARA-C vs. Annamycin Alone**

Survival Benefits of Annamycin and ARA-C Combination in AML1-Turq2 Model


Percent survival
Time, days
Vehicle
L-ANN 4 mg/kg
ARA-C 50 mg/kg
L-ANN + ARA-C
Day 46

| | Media survival | P vs vehicle | P vs ARA-C | P vs L-ANN |
|---|---|---|---|---|
| vehicle | 14 | - | 0.6 | |
| ARA-C | 17 | 0.6 | - | <0.0001 |
| L-ANN | 34.5 | <0.0001 | <0.0001 | - |
| L-ANN + ARA-C | 58 | <0.0001 | <0.0001 | <0.0001 |

## STS[2]

**Greater Accumulation in Lungs for Increased Therapeutic Benefit**

Concentration of Doxorubicin and Annamycin in the Lungs

$C_{MAX}$ ng/ml


30X
13,352
430
Dox
Annamycin

Preclinical and clinical data to date show 30x greater accumulation of annamycin in lungs than SOC doxorubicin

1. Blood (2022)
2. Based on preclinical and clinical data to date. See Company's most recent SEC filings; 2: Trevino et al, 2004; 3: Gonzalez et al. 2018; 4: DOXORUBICIN HYDROCHLORIDE [package insert]. New York, NJ: Pfizer Injectables; 2019; 5: L-ANN, Wetzler et al. 2013

MOLECULIN



Dr. John Paul Waymack

Senior Chief Medical Officer

# Advancing Annamycin in AML

| Phase 1: MB-104<br>MONOTHERAPY<br>100-120 mg/m² | Phase 1/2: MB-105<br>MONOTHERAPY<br>120-240 mg/m2 | Phase 1/2: MB-106<br>COMBINATION THERAPY<br>Annamycin + Cytarabine |
|---|---|---|
| • N = 6<br>• 17% CRi<br>• Trial location – US<br>• Dosing limited by FDA Lifetime Anthracycline Dose (LTMAD) | • N = 20<br>• Median line of therapy = 4<br>• Median age of 240 mg/m² (RPD2) cohort = 65 years<br>• 60% CRi in 240mg/m² Cohort (N=5)<br>• Trial location - Poland | • N = 8 (targeted for 27+)<br>• Median lines of therapy = 4<br>• Median age = 68<br>• 38% CR, (durable thus far, evaluation continues)<br>• Trial location – Poland & Italy |
| **Key Findings** | | |
| • Well-tolerated in the study population<br>• Limited to low doses<br>• Morphologic leukemia free state was achieved in one subject in the 120 mg/m² cohort | • Positive correlation between response rate and dose | • "5+3" therapy<br>• Durability: 3-8 months and increasing<br>• Early evidence of efficacy in sickest patients with previous therapy failures |
| **Regulatory Significance** | | |
| • Demonstrated safe dosing within FDA-mandated limitations for anthracycline exposure | • Demonstrated safe dosing beyond FDA (and EMA) limitations for cumulative anthracycline exposure | • Addition of Cytarabine supported by compelling preclinical data showing improvement over Annamycin monotherapy |
| **Successfully Exceeded Lifetime Maximum Anthracycline Dose of Above 1200 mg/m² in MB-106** | | |

For patients in the "N" receiving full does of annamycin

MOLECULIN

# Significant Patient Experiences in MB-106 Annamycin + Ara-C

| | PROVEN DURABLE | | TOO RECENT FOR DURABILITY |
|---|---|---|---|
| Age (Yrs) Relapsed or Refractory | 78 - Relapsed | 64 - Refractory | 70 – Relapsed |
| Prior Therapy (Mos) | 2 Arm Study (7 mos)<br>Ven/Aza (17 mos) | Ven/Aza (3 mos) | Kladrybine/Cytarabine (2 mos)<br>Cytarabine (11 mos) |
| Best Response in MB-106 | Durable CR | Durable CR | CR |
| Annamycin Dose (Course) | 190 mg/m$^2$<br>(3 courses) | 230 mg/m$^2$ | 230 mg/m$^2$ |
| Durability | ~8 mos (and climbing) | ~3 mos (and climbing)<br>(BMT scheduled) | TBD |
| LTMAD | 1140 mg/m$^2$ | 1180 mg/m$^2$ | 690 mg/m$^2$ |

LTMAD = Lifetime maximum anthracycline dose

MOLECULIN

# Annamycin Demonstrates Efficacy in STS Lung Metastases (MB-107)

## Demonstrated Stable Disease After Two Treatment Cycles


All Subjects in Phase 1B
Median
390
390
390
390
390
390
330
330
330
270
270
270
210
210
210
mg/m²
0
2
4
6
8
10
12
14
16
18
• Median PFS 2.6
• Median OS is 11+
PFS
OS
Months

## Demonstrated Improvement with Dose ≤ 330 mg/m² and Fewer Prior Therapies

| MB-107 Summary to Date | | | | | | |
|---|---|---|---|---|---|---|
| Progression Free Survival Months (mos) | All Subjects | Phase 1B All Subjects | Phase 2 All Subjects | All Subjects Treated at ≤ 330 mg/m² | All Subjects with 2 or Fewer Prior Therapies (≤ 2PT) | All Subjects ≤ 330 mg/m² & ≤ 2PT |
| 1 mos or > | 100% | 100% | 100% | 100% | 100% | **100%** |
| 2 mos or > | 59% | 67% | 53% | 61% | 83% | **78%** |
| 3 mos or > | 25% | 27% | 24% | 30% | 42% | **56%** |
| 4 mos or > | 16% | 13% | 18% | 22% | 25% | **33%** |
| 5 mos or > | 9% | 7% | 12% | 13% | 8% | **11%** |
| 6 mos or > | 6% | 0% | 12% | 9% | 8% | **11%** |
| n = | 32 | 15 | 17 | 17 | 12 | **9** |
| Median mos | 2.2 | 2.6 | 2.0 | 2.1 | 2.7 | **3.4** |
| Median Prior Therapies (Range) | 3 (1-11) | 3 (1-9) | 3 (1-11) | 3 (1-11) | 2 (1-2) | **2 (1-2)** |
| Median O/S mos | N/A | 11.3 | N/A | N/A | N/A | **N/A** |

Overall survival (OS); Not available for Phase 2 subjects at this time, as majority of subjects continue survival (N/A)

MOLECULIN



Jonathan P. Foster

Executive VP & Chief Financial Officer

# Cash to Fund Operations into the Third Quarter of 2024[1]

~$24.6M Cash Balance[2]

~$16.3M Market Cap[3]

~29.8M Shares Outstanding[4]

~156K 3 Month Avg. Volume[3]

Nasdaq: MBRX

1: Based on Management's current expectations and planned increase in development activities; 2: As of September 30, 2023; 3: As of September 5, 2023; 4: Common stock outstanding as of September 30, 2023

MOLECULIN

# Upcoming Milestones

| PROGRAM | MILESTONE | ESTIMATED TIME OF ACHIEVEMENT |
| --- | --- | --- |
| Annamycin AML | In-depth data review and presentation of topline data on MB-106 clinical trial | Q4 2023 into 1H 2024 |
| | MB-106 End of Phase 2 (EOP2) Meeting | 1H 2024 |
| | Identify next Phase of Development / Pivotal Program | 1H 2024 |
| | Initiate pivotal program | 2H 2024 into 1H 2025 |
| Annamycin STS Lung Metastases | Final MB-107 data readout | Q2 2024 |
| | Identify next Phase of Development / Pivotal Program | 1H 2024 |
| | Initiate first line study | Q3 2024 |



Walter V. Klemp

Founder, President, CEO and Chairman

Out of 66 participants across multiple studies, with 62 confirmed by independent review

Annamycin Demonstrated

100%

Non Cardiotoxic

Now with Efficacy

MOLECULIN

## Core Management Belief…

The most important first line tool for AML and Advanced STS is an anthracycline.

We are making this tool available to an otherwise inaccessible class of patients.



MOLECULIN

NASDAQ: MBRX | moleculin.com

# Q&A

